Exhibit 99.1

AbbVie Announces Commencement of Registered Exchange Offers

NORTH CHICAGO, Ill., October 19, 2020 – AbbVie Inc. (NYSE:ABBV) (“AbbVie”) announced today the commencement of its offers to exchange (the “Registered Exchange Offers”) any and all of its outstanding (i) $30,000,000,000 aggregate principal amount of senior unsecured notes previously issued on November 21, 2019 (the “2019 USD Notes”), (ii) $13,251,781,000 aggregate principal amount of senior unsecured notes previously issued on May 14, 2020 (the “2020 USD Notes” and, together with the 2019 USD Notes, the “USD Notes”) and (iii) €2,517,066,000 aggregate principal amount of senior unsecured notes previously issued on May 14, 2020 (the “Euro Notes” and, together with the USD Notes, the “Original Notes”), each issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of new notes in a transaction registered under the Securities Act (the “Registered Notes”).

The 2019 USD Notes were issued in a private offering to fund a portion of the aggregate cash consideration payable in connection with AbbVie’s acquisition of Allergan plc (“Allergan”) and to pay related fees and expenses. The 2020 USD Notes and the Euro Notes were issued in a private offering upon the completion of AbbVie’s offers to exchange (the “prior exchange offers”) any and all outstanding notes issued by certain of Allergan’s subsidiaries.

AbbVie is offering to issue the Registered Notes to satisfy its obligations under the registration rights agreement entered into with the initial purchasers of the 2019 USD Notes and the registration rights agreement entered into with the dealer managers for the prior exchange offers. The Registered Exchange Offers do not represent a new financing transaction.

The terms of the Registered Notes to be issued in the Registered Exchange Offers are substantially identical to the terms of the corresponding series of Original Notes, except that the offering of the Registered Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions applicable to the Original Notes will not apply to the Registered Notes. AbbVie will issue the Registered Notes under the same indentures that govern the applicable series of Original Notes.

The following table sets forth the outstanding aggregate principal amount of each series of Original Notes. The Registered Exchange Offers consist of offers to exchange up to the entire aggregate principal amount of each series of Original Notes for an equal principal amount of the corresponding series of Registered Notes.

Title of Series of Original Notes	Amount Outstanding
Senior Floating Rate Notes due May 2021	$750,000,000
Senior Floating Rate Notes due November 2021	$750,000,000
2.150% Senior Notes due 2021	$1,750,000,000
5.000% Senior Notes due 2021	$1,175,701,000
3.450% Senior Notes due 2022	$2,627,036,000
3.250% Senior Notes due 2022	$1,462,358,000
Senior Floating Rate Notes due 2022	$750,000,000
2.300% Senior Notes due 2022	$3,000,000,000
2.800% Senior Notes due 2023	$244,575,000
3.850% Senior Notes due 2024	$945,394,000
2.600% Senior Notes due 2024	$3,750,000,000
3.800% Senior Notes due 2025	$2,890,467,000
2.950% Senior Notes due 2026	$4,000,000,000
3.200% Senior Notes due 2029	$5,500,000,000
4.550% Senior Notes due 2035	$1,681,354,000
4.050% Senior Notes due 2039	$4,000,000,000
4.625% Senior Notes due 2042	$389,217,000
4.850% Senior Notes due 2044	$1,008,583,000
4.750% Senior Notes due 2045	$827,096,000
4.250% Senior Notes due 2049	$5,750,000,000
0.500% Senior Notes due 2021	€539,018,000
1.500% Senior Notes due 2023	€433,228,000
1.250% Senior Notes due 2024	€603,389,000
2.625% Senior Notes due 2028	€427,893,000
2.125% Senior Notes due 2029	€513,538,000

AbbVie will accept for exchange any and all Original Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on November 17, 2020 (as the same may be extended by AbbVie with respect to one or more series of Original Notes, the “Expiration Date”). Prior to the Expiration Date, tenders of Original Notes may be withdrawn according to the procedures described in the Prospectus (as defined below). Promptly after the Expiration Date, AbbVie will settle the Registered Exchange Offers by issuing Registered Notes pursuant to the terms of the Registered Exchange Offers.

A Registration Statement on Form S-4 (File No. 333-249277) (the “Registration Statement”) relating to the Registered Exchange Offers was filed with the Securities and Exchange Commission on October 2, 2020 and was declared effective on October 16, 2020. The Registered Exchange Offers are being made pursuant to the terms and subject to the conditions set forth in a prospectus dated October 19, 2020 (as the same may be amended or supplemented, the “Prospectus”), which has been filed with the Securities and Exchange Commission and forms a part of the Registration Statement. The complete terms and conditions of the Registered Exchange Offers, including instructions regarding procedures for tendering Original Notes, are described in the Prospectus, the Registration Statement and related letter of transmittal, copies of which may be obtained by contacting (i) U.S Bank National Association, the exchange agent in connection with the Registered Exchange Offers for the USD Notes, at (800) 934-6802 or (ii) Elavon Financial Services DAC, the exchange agent in connection with the Registered Exchange Offers for the Euro Notes, at +44 (0) 207 330 2000.

This press release is not an offer to sell or exchange or a solicitation of an offer to buy or exchange any of the securities described herein. The Registered Exchange Offers are being made solely pursuant to the terms and conditions of the Prospectus, the Registration Statement, the related letter of transmittal and the other related materials.

About AbbVie

AbbVie’s mission is to discover and deliver innovative medicines that solve serious health issues today and address the medical challenges of tomorrow. We strive to have a remarkable impact on people's lives across several key therapeutic areas: immunology, oncology, neuroscience, eye care, virology, women’s health and gastroenterology, in addition to products and services across its Allergan Aesthetics portfolio.

Cautionary Statement Regarding Forward-Looking Statements

Some statements in this press release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties, including the impact of the COVID-19 pandemic on AbbVie’s operations, results and financial results, which may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the failure to realize the expected benefits of AbbVie’s acquisition of Allergan (the “Acquisition”), the failure to promptly and effectively integrate Allergan’s businesses, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the Acquisition, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action and changes to laws and regulations applicable to our industry. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this press release could cause AbbVie’s plans with respect to Allergan or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this press release herein are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this press release. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie is set forth in the Prospectus under “Risk Factors” and in AbbVie’s filings with the Securities and Exchange Commission, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and in other documents that AbbVie subsequently files with the Securities and Exchange Commission that update, supplement or supersede such information. AbbVie notes these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995.

Any forward-looking statements in this press release are based upon information available to AbbVie as of the date of this press release and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, AbbVie undertakes no obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or any person acting on its behalf are expressly qualified in their entirety by this paragraph.

Please carefully review and consider the various disclosures made in this press release, the Prospectus and the documents incorporated by reference therein that attempt to advise interested parties of the risks and factors that may affect our business, prospects and results of operations.

Contacts

Media

Adelle Infante

+1 (847) 938-8745

adelle.infante@abbvie.com

Investors

Liz Shea

(847) 935-2211

liz.shea@abbvie.com

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